Debt	12 Months Ended
Sep. 30, 2013
Debt Disclosure [Abstract]
Debt

3.    Debt.

Debt at September 30 is summarized as follows (in thousands):

	2013	2012
Revolving credit (uncollateralized)	$—	—
5.6% to 8.6% mortgage notes
due in installments through 2027	49,904	62,370
	49,904	62,370
Less portion due within one year	4,311	5,239
	$45,593	57,131

The aggregate amount of principal payments, excluding the revolving credit, due subsequent to September 30, 2013 is: 2014 - $4,311,000; 2015 – $4,533,000; 2016 - $4,616,000; 2017 - $4,887,000; 2018 - $4,674,000; 2019 and subsequent years - $26,883,000.

On December 21, 2012, the Company entered into a modified credit agreement with Wells Fargo Bank, N.A. (the "Credit Agreement"). The Credit Agreement modifies the Company's prior Amended and Restated Revolving Credit Agreement with Wachovia Bank, National Association ("Wachovia"), Bank of America, N.A., SunTrust Bank, and Compass Bank dated as of November 10, 2004. The Credit Agreement is for a 5 year term with a maximum facility amount of $55 million. The Credit Agreement provides a revolving credit facility (the “Revolver”) with a maximum facility amount of $40 million, with a $20 million sublimit for standby letters of credit, and a term loan facility of $15 million. The Credit Agreement contains certain conditions, affirmative financial covenants and negative covenants including limitations on paying cash dividends. Letters of credit in the amount of $5,737,000 were issued under the Revolver. As of September 30, 2013, $49,263,000 was available for borrowing under the Revolver and $66,885,000 of consolidated retained earnings would be available for payment of dividends. The Company was in compliance with all covenants as of September 30, 2013.

The non-recourse fully amortizing mortgage notes payable are collateralized by real estate having a carrying value of approximately $58,724,000 at September 30, 2013.

During fiscal 2013, 2012 and 2011 the Company capitalized interest costs of $1,863,000, $1,646,000, and $1,232,000, respectively.

The Company had $5,737,000 of irrevocable letters of credit outstanding at September 30, 2013. Most of the letters of credit are irrevocable for a period of one year and are automatically extended for additional one-year periods unless notified by the issuing bank not less than thirty days before the expiration date. These were issued for insurance retentions and to guarantee certain obligations to state agencies related to real estate development.

On June 3, 2013 the Company prepaid the $7,281,000 remaining principal balance on a 6.12% mortgage under an early prepayment provision the note allowed after 7.5 years. The prepayment penalty of $382,000 is included in interest expense. The remaining deferred loan costs of $175,000 were also included in interest expense.

On July 31, 2013 the Company prepaid the $279,000 remaining principal balance on a 7.97% mortgage. The cost of the prepayment included a penalty of $7,000.